Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION

In re:	§
§
ESPRE SOLUTIONS, INC.,	§	Case No. 09-30572-HDH-11
§
Debtor.	§

ORDER AND NOTICE OF HEARING
ON DEBTOR’S DISCLOSURE STATEMENT

TO THE CREDITORS AND OTHER PARTIES-IN-INTEREST:

A Disclosure Statement (“Disclosure Statement”) and  Plan of Reorganization (“Plan”) under Chapter 11 of the Bankruptcy Code were filed by Espre Solutions, Inc. (the “Plan Proponent”) on March 6, 2009.

Name and Address of Plan Proponent:

Espre Solutions, Inc.
5700 West Plano Parkway
Suite 2600
Plano, TX 75093

The Disclosure Statement and Plan are on file with the Bankruptcy Clerk and may be viewed between the hours of 8:30 a.m. through 4:30 p.m. at the Court:

Address of the Court’s Clerk:

United States Bankruptcy Clerk
Earle Cabell Building, U.S. Courthouse
1100 Commerce Street - Room 1254
Dallas, TX 75242-1496
214-753-2000

Requests for copies of the Disclosure Statement and Plan should be directed to:

Name and Address of Attorney for Debtor is:

E. P. Keiffer
Wright Ginsberg Brusilow P.C.
1401 Elm Street, Suite 4750
Dallas, TX 75202
Phone: (214) 651-6500
Fax: (214) 744-2615
Email: pkeiffer@wgblawfirm.com

IT IS ORDERED AND NOTICE IS GIVEN THAT:

1.	The hearing to consider approval of the Disclosure Statement per prior order of this Court will be held at the following place and time:

Address:	Date and Time:

United States Bankruptcy Court	March 26, 2009
Earle Cabell Building, U.S. Courthouse	9:30 a.m.
1100 Commerce Street - Room 1254
Dallas, TX 75242-1496

2.
On or before March 9, 2009, the Plan Proponent shall transmit a copy of the Disclosure Statement and the Plan to the Debtor, the U.S. Trustee and any party in interest who has requested or requests in writing a copy of the Disclosure Statement and Plan.

ORDER AND NOTICE OF HEARING ON DISCLOSURE STATEMENT	Page 2 of 3

3.	The last date to file and serve written objections to the Disclosure Statement pursuant to Rule 3017(a) and per prior order of this Court is fixed as March 23, 2009, by 5:00 p.m. CDT.

# # # End of Order # # #

SUBMITTED BY:

E. P. Keiffer
State Bar No. 11181700
WRIGHT GINSBERG BRUSILOW P.C.
1401 Elm Street, Suite 4750
Dallas, TX 75202
(214) 651-6500
(214) 744-2615 fax
pkeiffer@wgblawfirm.com

ATTORNEYS FOR THE DEBTOR

ORDER AND NOTICE OF HEARING ON DISCLOSURE STATEMENT	Page 3 of 3